Exhibit 10.1

MASS HYSTERIA ENTERTAINMENT COMPANY, INC.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made as of April __, 2011, but is only effective as of the date of acceptance of the “Purchaser Signature Page” by and between Mass Hysteria Entertainment Company, Inc., a Nevada corporation (the “Company”), and Daniel Grodnik (the “Purchaser”).

R E C I T A L S

A.           The Company has previously entered into an Employment Agreement with the Purchaser under which the Company agreed to pay Purchaser $360,000 per year.

B.           The Company has accrued salary due Purchaser for fiscal 2010 of $62,930 (the “Accrued Salary”) through November 30, 2010.

C.           In consideration of forgiveness by Purchaser of $10,000 of such Accrued Salary, the Company is offering 10,000 shares (the “Shares”) of its series A preferred stock, par value $0.001 per share (the “Series A Preferred”) on the terms and subject to the conditions set forth herein.

AGREEMENT

It is agreed as follows:

1.   PURCHASE AND SALE OF SHARES. In reliance upon the representations and warranties of the Company and the Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, the Purchaser shall purchase, and the Company shall sell and issue to the Purchaser the Shares in exchange forgiveness of $10,000 in Accrued Salary (the “Purchase Price”).  The aggregate Purchase Price for the sale of the Shares contemplated hereby shall be in consideration of, and shall constitute payment of $10,000 in Accrued Salary.

2.   CLOSING.

2.1   Date and Time.  The closing of the sale of the Shares contemplated by this Agreement (the “Closing”) shall take place at the offices of Indeglia & Carney, P.C., counsel for the Purchaser, on or before April __, 2011.

2.2   Deliveries by Purchaser.  Purchaser shall deliver the following at Closing:

2.2.1 a completed and executed Purchaser Signature Page; and

2.3   Deliveries by Company.  The Company shall deliver the following at Closing:

2.3.1 a completed and executed copy of this Agreement; and

2.3.2 the certificates representing the Shares purchased by Purchaser, with each Shares being in definitive form and registered in the name of Purchaser.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to the Purchaser to enter into this Agreement and to purchase the Shares, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1   Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted.

3.2   Valid Issuance of Shares.  The Shares that are being issued to Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, will be free of all other liens and adverse claims.

3.3   SEC Reports and Financial Statements.

3.3.1 The Company has delivered or made available to each Purchaser accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission (“SEC”) since August 1, 2009 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the “SEC Reports”). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed on a timely basis, except as indicated in such SEC Reports.  As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.3.2 Except for the pro forma financial statements, the consolidated financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its consolidated subsidiaries for the periods covered thereby.  All adjustments considered necessary for a fair presentation of the financial statements have been included.

3.4   Securities Law Compliance.  Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the Shares will constitute an exempted transaction under the 1933 Act, and registration of the Note under the 1933 Act is not required.  The Company shall make such filings as may be necessary to comply with the Federal securities laws, which filings will be made in a timely manner

4.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.

Purchaser hereby represents, warrants, and covenants with the Company as follows:

4.1   Legal Power.  Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

4.2   Due Execution.  This Agreement has been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Purchaser.

4.3   Access to Information.  Purchaser represents that it has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Shares.  Purchaser represents that it has received and reviewed copies of the SEC Reports. Purchaser represents that it has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as Purchaser or Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Shares.

4.4   Restricted Securities.

4.4.1 Purchaser has been advised that none of the Shares has been registered under the Securities Act or any other applicable securities laws and that Shares are being offered and sold pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder, and that the Company’s reliance upon Section 4(2) and/or Rule 506 of Regulation D is predicated in part on Purchaser representations as contained herein. Purchaser acknowledges that the Shares will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act.  None of the Shares may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company’s counsel, an applicable exemption from registration is available.

4.4.2 Purchaser represents that it is acquiring the Shares for Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

4.4.3 Purchaser understands and acknowledges that the Shares, when issued, will bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

4.4.4 Purchaser acknowledges that an investment in the Shares is not liquid and is transferable only under limited conditions.  Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Shares.

4.4.5 Purchaser is an “accredited investor” as defined under Rule 501 under the Securities Act.  The representations made by Purchaser on the Purchaser Signature Page are true and correct.

4.5   Purchaser Sophistication and Ability to Bear Risk of Loss.  Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser’s financial condition.  Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

4.6   Preexisting Relationship.  Purchaser has a preexisting personal or business relationship with the Company, one or more of its officers, directors, or controlling persons.

4.7   Purchases by Groups.  Purchaser represents, warrants and covenants that it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

5.   COVENANTS OF THE COMPANY.

5.1   Public Filings.   The Company shall file the reports required to be filed by it under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as Purchaser may reasonably request, all to the extent required from time to time to enable Purchaser to sell Shares of held by it without registration under the Securities Act within the limitation of the exemption provided by Rule 144.

6.   MISCELLANEOUS.

6.1   Indemnification.  Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of any of the Shares by Purchaser in violation of the 1933 Act or applicable state securities law.

6.2   Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California.

6.3   Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

6.4   Entire Agreement.  This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.5   Severability.  In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.6   Amendment and Waiver.  Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser.  Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

6.7   Notices.  All notices and other communications required or permitted hereunder or the Note shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that (other than Conversion Notices under the Note) a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	Mass Hysteria Entertainment Company, Inc.
5555 Melrose Avenue, Swanson Building, Suite 400
Hollywood, CA 90038
Attention: President

If to the Purchaser:	At the address set forth on the Purchaser’s Signature Page

6.8   Faxes and Counterparts.  This Agreement may be executed in one or more counterparts.  Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same.  Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

6.9   Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - SP Pages)

COMPANY

MASS HYTERIA ENTERTAINMENT COMPANY, INC.

By:	/s/
Name:	Daniel Grodnik
Title:	President

PURCHASER SIGNATURE PAGE

The undersigned Purchaser has read the Stock Purchase Agreement dated as of April __, 2011 and acknowledges that execution of this Purchaser Signature Page shall constitute the undersigned’s execution of such agreement.

I hereby subscribe for 10,000 Shares of Series A Preferred for a purchase price of $10,000 and hereby deliver good funds with respect to this subscription for the Shares.

I am a resident of the Los Angeles, California.

Daniel Grodnik
Please print above the exact name(s) in which the Notes are to be held

My address is:

Executed this ___th day April, 2011 at Los Angeles, California.

SIGNATURES

INDIVIDUAL

Name

Signature (Individual)	Street address

Address to Which Correspondence Should be Directed

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number

( )
Telephone Number

Name(s) Typed or Printed (All recorded holders should sign)

CORPORATION, PARTNERSHIP, TRUST ENTITY OR OTHER

Address to Which Correspondence Should be Directed:
Name of Entity

Type of Entity (i.e., corporation, partnership, etc.)	Street Address

By:
*Signature	Tax Identification or Social Security Number

Jurisdiction of Formation of Entity	City, State and Zip Code

Name Typed or Printed

Its:
Title	Telephone Number; Fax Number

*If Shares are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Shares is being subscribed for by an entity.

I, ______________, am the _______________of _________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Stock Purchase Agreement and to purchase and hold the Shares.  The Stock Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ___th day of _________, 20__.

Signature

ACCEPTANCE

AGREED AND ACCEPTED:

MASS HYSTERIA ENTERTAINMENT COMPANY, INC.

By:
Name:  Daniel Grodnik
Title: President

Date:  April __, 2011